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                                                                    EXHIBIT 23.3

The Board of Directors
Cereus Technology Partners:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Form S-4.

/s/ KPMG LLP

Atlanta, Georgia
August 4, 2000